EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 620 Eighth Avenue, 49th Floor New York, New York on August 12, 2016

Please detach at perforation before mailing.

PROXY	WESTERN ASSET EMERGING MARKETS DEBT FUND INC.	PROXY
PROXY FOR THE JOINT SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 12, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert I. Frenkel, George P. Hoyt, Michael Kocur and Barbara Allen and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Joint Special Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York on August 12, 2016, at 10:00 a.m. Eastern Daylight Time and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature

Signature (if held jointly)

Date	HIO_27525_051216

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Stockholders to Be Held on August 12, 2016.

The Notice of Meeting, Proxy Statement and Proxy Card are available at:

https://www.proxy-direct.com/

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting.

The Board of Directors unanimously recommends a vote “FOR” for Proposal 1.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

		FOR	AGAINST	ABSTAIN

1.A	For stockholders of the Fund to approve the of Western Asset Emerging Markets Income Fund Inc. with and into the Fund in accordance with the Maryland General Corporation Law.	☐	☐	☐
1.B	For stockholders of the Fund to approve the merger of Western Asset Worldwide Income Fund Inc. with and into the Fund in accordance with the Maryland General Corporation Law.	☐	☐	☐
2.	For stockholders of the Fund to approve the amendment of the Fund’s primary investment objective to high current income and its secondary investment objective to capital appreciation.	☐	☐	☐

Any other business that may properly come before the Meeting.

CHANGE OF ADDRESS

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Stockholder Meeting
620 Eighth Avenue, 49th Floor
New York, New York
on August 12, 2016

Please detach at perforation before mailing.

PROXY	WESTERN ASSET EMERGING MARKETS INCOME FUND INC.	PROXY
PROXY FOR THE JOINT SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 12, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert I. Frenkel, George P. Hoyt, Michael Kocur and Barbara Allen and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Western Asset Emerging Markets Income Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Joint Special Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York on August 12, 2016, at 10:00 a.m. Eastern Daylight Time and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature

Signature (if held jointly)

Date	MHY_27525_051216

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Stockholders to Be Held on August 12, 2016.

The Notice of Meeting, Proxy Statement and Proxy Card are available at:

https://www.proxy-direct.com/

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting.

The Board of Directors unanimously recommends a vote “FOR” for Proposal 1.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ¢

		FOR	AGAINST	ABSTAIN
1.	The stockholders of the Fund are being asked to approve the merger of the Fund with and into Western Asset Emerging Markets Debt Fund Inc. in accordance with the Maryland General Corporation Law.	☐	☐	☐

Any other business that may properly come before the Meeting.

CHANGE OF ADDRESS

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 620 Eighth Avenue, 49th Floor New York, New York on August 12, 2016

Please detach at perforation before mailing.

PROXY	WESTERN ASSET WORLDWIDE INCOME FUND INC. PROXY FOR THE JOINT SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 12, 2016	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert I. Frenkel, George P. Hoyt, Michael Kocur and Barbara Allen and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Western Asset Worldwide Income Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Joint Special Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York on August 12, 2016, at 10:00 a.m. Eastern Daylight Time and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature

Signature (if held jointly)

Date	MHY_27525_051216

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Stockholders to Be Held on August 12, 2016.

The Notice of Meeting, Proxy Statement and Proxy Card are available at:

https://www.proxy-direct.com/

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting.

The Board of Directors unanimously recommends a vote “FOR” for Proposal 1.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

	FOR	AGAINST	ABSTAIN
1. For stockholders of the Fund to approve the merger of the Fund with and into Western Asset Emerging Markets Debt Fund Inc. in accordance with the Maryland General Corporation Law.	☐	☐	☐

Any other business that may properly come before the Meeting.

CHANGE OF ADDRESS

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.